                                                                   EXHIBIT 99.4
                          NOTICE OF GUARANTEED DELIVERY

                                 WITH RESPECT TO
                 12% SERIES A SENIOR SUBORDINATED NOTES DUE 2009
                                 IN EXCHANGE FOR
                 12% SERIES B SENIOR SUBORDINATED NOTES DUE 2009
                                       OF
                       M E R R I L L  C O R P O R A T I ON
         PURSUANT TO THE PROSPECTUS DATED                   , 2000

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        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                      ON                , 2000, UNLESS EXTENDED.
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         This form, or one substantially equivalent hereto, must be used by any holder of 12% Series A Senior Subordinated Notes due 2009 (the "Old Notes") of Merrill Corporation, a Minnesota corporation (the "Company"), who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the Company's prospectus
dated             , 2000 (the "Prospectus") and in Instruction 2 to the related
Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that Norwest Bank Minnesota, N.A., as Exchange Agent, receives this Notice of Guaranteed Delivery by facsimile transmission, mail, overnight courier or hand delivery before the Expiration Date of the Exchange Offer. The term "Expiration Date" means 5:00
p.m., New York City time, on             , 2000, unless the Exchange Offer is
extended, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                          NORWEST BANK MINNESOTA, N.A.
                               -------------------

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
   BY REGISTERED OR CERTIFIED MAIL:              BY REGULAR MAIL OR                          BY HAND:
                                                  OVERNIGHT COURIER:                     (IN PERSON ONLY)

     Norwest Bank Minnesota, N.A.           Norwest Bank Minnesota, N.A.           Norwest Bank Minnesota, N.A.
            MAC N9303-121                           MAC N9303-121                          12th Floor -
            P.O. Box 1517                      Sixth & Marquette Avenue              Northstar East Building
        Minneapolis, MN 55480                   Minneapolis, MN 55479                Corporate Trust Services
   Attn: Corporate Trust Operations       Attn: Corporate Trust Operations           608 Second Avenue North
                                                                                      Minneapolis, Minnesota

                BY FACSIMILE TRANSMISSION:                              GENERAL QUESTIONS AND REQUESTS:
             (FOR ELIGIBLE INSTITUTIONS ONLY)
                      (612) 667-4924                                            (612) 667-9764
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         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN
AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION
TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes or book-entry interests in Old Notes, as applicable, specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:

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
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 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) OF
  OLD NOTE(S), EXACTLY AS NAME(S) APPEAR(S) ON OLD      CERTIFICATE OR      AGGREGATE PRINCIPAL        PRINCIPAL
               NOTE(S) CERTIFICATE(S)                    REGISTRATION      AMOUNT REPRESENTED BY        AMOUNT
             (PLEASE FILL IN, IF BLANK)                    NUMBERS*              OLD NOTES            TENDERED**
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

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                                      TOTAL
                                                                          -------------------------------------------
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*        Need not be completed by book-entry holders.
**       Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

If Old Notes will be tendered by book-entry transfer:
The Depository Trust Company


Name of Tendering Institution:                      Account No:
                              --------------------             ----------------

         All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                      SIGN HERE


                                      -----------------------------------------
                                      Signature(s)


                                      -----------------------------------------
                                      Name(s) (Please Print)

                                      -----------------------------------------
                                      Address

                                      -----------------------------------------
                                      Zip Code

                                      -----------------------------------------
                                      Area Code and Telephone Number

                                      -----------------------------------------
                                      Date:

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof or Agent's message in lieu thereof), together with the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

         The undersigned acknowledges that it must deliver the Letter of Transmittal and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


                                      SIGN HERE


                                      -----------------------------------------
                                      Name of Firm


                                      -----------------------------------------
                                      Authorized Signature


                                      -----------------------------------------
                                      Name (Please Print)

                                      -----------------------------------------

                                      -----------------------------------------
                                      Address


                                      -----------------------------------------
                                      Zip Code


                                      -----------------------------------------
                                      Area Code and Telephone No.

                                      -----------------------------------------
                                      Date:



DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.


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

                                  INSTRUCTIONS


         1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to 5:00 p.m. on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

         2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the holder(s) of the Old Notes referred to herein, then the signature must correspond exactly with the name(s) of the holder(s) that appear on the security position listing maintained by the Depository.

         If this Notice of Guaranteed Delivery is signed by a person other than the holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the holder(s) that appear on the security position listing maintained by the Depository.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Notice of Guaranteed Delivery.

         3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.


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